UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: September 1, 2009

WASTE TO ENERGY GROUP, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation or organization)

000-52784 (Commission File Number)	N/A (IRS Employer Identification Number)

Maria C. Maz, Chief Executive Officer

2829 Bird Avenue, Suite 12, Miami, Florida 33133

(Address of principal executive offices)

(305) 529-4888
(Registrant’s telephone number, including area code)

4801 Alhambra Circle, Coral Gables Florida 33146

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   □     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   □     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  EXPLANATORY NOTE

This amendment on Form 8-K/A to the Waste to Energy Group, Inc. Form 8-K filed with the Securities and Exchange Commission on August 10, 2009 includes requisite disclosure obtained subsequent to said filing.

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ITEM 4.01     CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

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(a) On August 27, 2009, the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Moore & Associates Chartered (“Moore”) because of violations of PCAOB rules and auditing standards in auditing financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a PCAOB investigation.

Waste to Energy Group, Inc. (the “Company”) requested that Moore furnish it with an Exhibit 16 letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agreed with the above statements but was unable to obtain same.

On August 6, 2009, upon the authorization and approval of its board of directors, the Company dismissed Moore as its independent registered public accounting firm.

The reports of Moore on the consolidated financial statements of the Company as of and for the years ended May 31, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended May 31, 2009 and 2008, and through August 6, 2009, there were no disagreements with Moore on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore, would have caused Moore to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements for such periods.

The Company requested that Moore furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements in connection with its dismissal. A copy of such letter, dated August 6, 2009 is incorporated herewith as Exhibit 16.1.

(b) On August 6, 2009, upon the authorization and approval of the board of directors, the Company engaged Seale and Beers, CPA’s (“Seale”) as its independent registered public accounting firm.

No consultations occurred between the Company and Seale during the years ended May 31, 2009 and 2008 and through August 6, 2009 regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement requiring disclosure under Item 304(a)(1)(iv) of Regulation S-K or reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

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ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

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The following exhibit is attached as part of this report:

           EXHIBIT      PAGE
           NO.              NO.           DESCRIPTION

16.1              *               Letter from Moore to the Securities and Exchange Commission (incorporated by reference to the Form 8-K filed with the Commission on August 6, 2009).

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SIGNATURES

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Waste to Energy Group, Inc.                              Date

By: /s/ Maria C. Maz                                   September 17, 2009

Name: Maria C. Maz

Title: Chief Executive Officer

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